EXHIBIT 23




                         CONSENT OF INDEPENDENT ACCOUNTS





We  hereby  consent  to the  incorporation  by  reference  in  the  Registration
Statements on Form S-8 (Nos. 33-23514, 33-49422 and 33-49526) of CONMED Corporation of our report dated February 7, 1997 appearing on page F-1 of the 1996 Annual Report on Form 10-K.






PRICE WATERHOUSE LLP

Syracuse, New York
March 21, 1997